Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED EQUITY FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
JANUARY 31, 2009


RIVERSOURCE DISCIPLINED EQUITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

                                                    (SINGLE STRATEGY FUNDS ICON)

LETTER TO SHAREHOLDERS ---------------------------------------------------------

                           (PHOTO - BANNIGAN - LEWIS)
                           Patrick T. Bannigan (left)
                          Stephen R. Lewis, Jr. (right)


Dear Fellow Shareholders,

2008 was an unprecedented year in many ways. Investors watched the precipitous decline in all the major U.S. and international equity indexes as concerns about the economy gave way to fear and selling of securities. In response to substantial losses in the markets and weakening economic indicators, the government stepped in swiftly and aggressively to encourage liquidity and credit availability in an attempt to make credit markets function. By the end of the calendar year, these actions still needed time to gain traction in the markets.

During a severe economic environment like the one we are experiencing, it is essential that investors try not to let short-term losses in the market distract from a long-term investment plan. Such discipline may be easier said than done in the presence of negative news in the media. However, the financial choices you make today -- practicing patience or locking in losses -- will influence your portfolio's performance.

GETTING BACK ON TRACK
Whether you look at the glass as half empty or half full, every broad based market decline creates investment opportunities. The financial markets are expected to recover, although it is impossible to know when. In the meantime, make sure your portfolio is positioned to benefit from the next sources of growth.

Market recoveries often occur before the reported end of a recession. If you wait for validation of economic recovery before reinvesting in the markets, you may well miss out on market returns associated with an economic rebound.


--------------------------------------------------------------------------------
THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

--------------------------------------------------------------------------------


                                           TIME ELAPSED
                                           BETWEEN BEAR
                                           MARKET AND
                          BEAR MARKET      RECESSION      RETURNS
RECESSION                 ENDED            END DATES      MISSED*
-----------------------------------------------------------------
August 1929 - March
  1933                    June 1932        9 months        39.21%
August 1957 - April
  1958                    December 1957    4 months         9.94%
December 1969 -
  November 1970           June 1970        5 months        21.81%
November 1973 - March
  1975                    September 1974   6 months        34.47%
July 1981 - November
  1982                    July 1982        4 months        31.72%
July 1990 - March 1991    October 1990     5 months        25.33%
-----------------------------------------------------------------


* S&P 500(R) Index total returns for the number of months between the recession and bear market end dates.

Be sure your portfolio is on track today. Talk with your financial professional about opportunities that have been created in the markets and take advantage of our solutions and strategies that can help position portfolios for the next market recovery cycle.

OUR FAMILY OF FUNDS
We also want to share some good news with our fellow shareholders. Last November, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated. Seligman's long heritage of investing and exceptional wealth of experience is a valuable addition to RiverSource Investments. Along with RiverSource and Threadneedle, Seligman joins our comprehensive family of mutual funds we offer investors.



  For more information
  about any of our
  RiverSource Funds, go
  online to RiverSource.com
  or call (888) 791-3380.
  Customer Service
  Representatives are
  available to answer your
  questions Monday through
  Friday from 8 a.m. to
  5 p.m. Central time.






--------------------------------------------------------------------------------
                                  THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

LETTER TO SHAREHOLDERS (continued) ---------------------------------------------


In addition, we are excited to welcome John Maher and Leroy Richie to the RiverSource Funds' Boards of Directors. Mr. Maher and Mr. Richie join us from the Seligman Funds' Boards of Directors. The acquisition of Seligman creates several new opportunities for RiverSource Funds' shareholders, including access to talented portfolio managers and competitive mutual fund solutions to help you reach your investment goals. We hope you are as excited by these opportunities as we are. Thank you for investing with us.


/s/ STEPHEN R. LEWIS, JR.           /s/ PATRICK T. BANNIGAN
Stephen R. Lewis, Jr.               Patrick T. Bannigan
Chairman of the Boards              President, RiverSource Funds



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. FOR A FREE PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS, CALL (888) 791-3380. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Asset allocation, diversification, and dollar cost averaging do not assure a profit or protect against loss and past performance is no guarantee of future results.

Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged list of common stocks and is frequently used as a general measure of U.S. market performance.


--------------------------------------------------------------------------------
THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Fund Expenses Example..............    8

Portfolio of Investments...........   11

Statement of Assets and
  Liabilities......................   19

Statement of Operations............   21

Statements of Changes in Net
  Assets...........................   23

Financial Highlights...............   25

Notes to Financial Statements......   34

Proxy Voting.......................   49



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
                RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------
(UNAUDITED)

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Equity Fund (the Fund) Class A shares declined 36.05%
  (excluding sales charge) for the six months ended Jan. 31, 2009.

> The Fund underperformed the unmanaged Standard & Poor's 500 Index (S&P 500
  Index), which fell 33.95% for the same period.

> The Fund also underperformed the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which declined 33.98%, for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Jan. 31, 2009)
--------------------------------------------------------------------------------


                                                                    Since
                                                                  inception
                            6 months*   1 year  3 years  5 years   4/24/03
---------------------------------------------------------------------------
RiverSource Disciplined
  Equity Fund Class A
  (excluding sales charge)   -36.05%   -41.79%  -13.95%   -5.24%    -0.64%
---------------------------------------------------------------------------
S&P 500 Index
  (unmanaged)(1)             -33.95%   -38.63%  -11.78%   -4.24%    +0.22%
---------------------------------------------------------------------------
Lipper Large-Cap Core
  Funds Index(2)             -33.98%   -38.34%  -11.95%   -4.55%    -0.54%
---------------------------------------------------------------------------



*   Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------




(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JAN. 31, 2009
                                                                    SINCE
Without sales charge        6 MONTHS*   1 YEAR  3 YEARS  5 YEARS  INCEPTION
---------------------------------------------------------------------------
Class A (inception
  4/24/03)                   -36.05%   -41.79%  -13.95%   -5.24%    -0.64%
---------------------------------------------------------------------------
Class B (inception
  4/24/03)                   -36.36%   -42.33%  -14.63%   -6.00%    -1.43%
---------------------------------------------------------------------------
Class C (inception
  4/24/03)                   -36.26%   -42.26%  -14.61%   -6.00%    -1.40%
---------------------------------------------------------------------------
Class I (inception
  7/15/04)                   -36.07%   -41.52%  -13.58%     N/A     -4.76%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                  -36.15%   -41.97%     N/A      N/A    -23.05%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                  -36.03%   -41.76%     N/A      N/A    -22.84%
---------------------------------------------------------------------------
Class R4 (inception
  4/24/03)                   -36.05%   -41.77%  -13.84%   -5.12%    -0.48%
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                  -35.97%   -41.61%     N/A      N/A    -22.64%
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                   -36.10%   -41.94%     N/A      N/A    -22.21%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  4/24/03)                   -39.74%   -45.10%  -15.63%   -6.37%    -1.67%
---------------------------------------------------------------------------
Class B (inception
  4/24/03)                   -39.43%   -45.11%  -15.59%   -6.30%    -1.56%
---------------------------------------------------------------------------
Class C (inception
  4/24/03)                   -36.88%   -42.81%  -14.61%   -6.00%    -1.40%
---------------------------------------------------------------------------




--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


AT DEC. 31, 2008
                                                                    SINCE
Without sales charge        6 MONTHS*   1 YEAR  3 YEARS  5 YEARS  INCEPTION
---------------------------------------------------------------------------
Class A (inception
  4/24/03)                   -29.09%   -38.74%   -9.10%   -2.59%    +1.44%
---------------------------------------------------------------------------
Class B (inception
  4/24/03)                   -29.24%   -39.16%   -9.76%   -3.31%    +0.68%
---------------------------------------------------------------------------
Class C (inception
  4/24/03)                   -29.26%   -39.20%   -9.79%   -3.31%    +0.67%
---------------------------------------------------------------------------
Class I (inception
  7/15/04)                   -28.85%   -38.47%   -8.78%     N/A     -2.30%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                  -29.15%   -38.77%     N/A      N/A    -19.27%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                  -28.90%   -38.56%     N/A      N/A    -19.04%
---------------------------------------------------------------------------
Class R4 (inception
  4/24/03)                   -29.12%   -38.72%   -9.00%   -2.43%    +1.60%
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                  -29.00%   -38.55%     N/A      N/A    -18.91%
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                   -29.13%   -38.89%     N/A      N/A    -18.48%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  4/24/03)                   -33.13%   -42.25%  -10.87%   -3.74%    +0.37%
---------------------------------------------------------------------------
Class B (inception
  4/24/03)                   -32.65%   -42.09%  -10.78%   -3.61%    +0.54%
---------------------------------------------------------------------------
Class C (inception
  4/24/03)                   -29.94%   -39.79%   -9.79%   -3.31%    +0.67%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

 *Not annualized.


--------------------------------------------------------------------------------
                RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  5

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                      Total       Net
                      fund        fund
                    expenses  expenses(a)
-----------------------------------------
Class A               0.96%       0.96%
-----------------------------------------
Class B               1.72%       1.72%
-----------------------------------------
Class C               1.72%       1.72%
-----------------------------------------
Class I               0.61%       0.61%
-----------------------------------------
Class R2              1.41%       1.41%
-----------------------------------------
Class R3              1.15%       1.15%
-----------------------------------------
Class R4              0.91%       0.84%
-----------------------------------------
Class R5              0.66%       0.66%
-----------------------------------------
Class W               1.06%       1.06%
-----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.04% for the year ended July 31, 2008), will not exceed 1.05% for Class A, 1.81% for Class B, 1.81% for Class C, 0.72% for Class I, 1.52% for Class R2, 1.27% for Class R3, 0.88% for Class R4, 0.77% for Class R5 and 1.17% for Class W.



--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------





SECTOR DIVERSIFICATION(1) (at Jan. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      10.3%
------------------------------------------------
Consumer Staples                            13.3%
------------------------------------------------
Energy                                      15.6%
------------------------------------------------
Financials                                  12.7%
------------------------------------------------
Health Care                                 16.2%
------------------------------------------------
Industrials                                  8.0%
------------------------------------------------
Information Technology                      10.6%
------------------------------------------------
Materials                                    2.9%
------------------------------------------------
Telecommunication Services                   0.4%
------------------------------------------------
Utilities                                    0.8%
------------------------------------------------
Other(2)                                     9.2%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents. Of the 9.2%, 7.3% is due to security lending activity and 1.9% is the Fund's cash equivalent position.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS (at Jan. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Chevron                                      5.7%
------------------------------------------------
Johnson & Johnson                            4.7%
------------------------------------------------
Wal-Mart Stores                              4.4%
------------------------------------------------
Pfizer                                       4.4%
------------------------------------------------
Home Depot                                   2.4%
------------------------------------------------
IBM                                          2.2%
------------------------------------------------
Exxon Mobil                                  2.2%
------------------------------------------------
Intel                                        1.8%
------------------------------------------------
PepsiCo                                      1.7%
------------------------------------------------
Comcast Cl A                                 1.5%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  7

FUND EXPENSES EXAMPLE  ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 AUG. 1, 2008  JAN. 31, 2009  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  639.50        $4.03           .98%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.16        $4.96           .98%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  636.40        $7.14          1.74%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.34        $8.80          1.74%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  637.40        $7.14          1.74%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.34        $8.80          1.74%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  641.00        $2.43           .59%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.11        $2.99           .59%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  638.50        $5.63          1.37%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.20        $6.93          1.37%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  639.70        $4.69          1.14%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.35        $5.77          1.14%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  639.50        $3.33           .81%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.01        $4.10           .81%
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  640.30        $2.51           .61%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.01        $3.09           .61%

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  9

FUND EXPENSES EXAMPLE (continued)  ---------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 AUG. 1, 2008  JAN. 31, 2009  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  639.00        $4.27          1.04%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.85        $5.27          1.04%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Jan. 31, 2009: -36.05% for Class A, -36.36% for Class B, -36.26% for Class C, -36.07% for Class I, -36.15% for Class R2, -36.03% for Class R3, -36.05% for Class R4, -35.97%
    for Class R5 and -36.10% for Class W.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JAN. 31, 2009 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (98.1%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.6%)
General Dynamics                                        144,205            $8,180,750
United Technologies                                      64,197             3,080,814
                                                                      ---------------
Total                                                                      11,261,564
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
CH Robinson Worldwide                                    92,540             4,254,989
-------------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                                      273,867(e)          1,925,285
-------------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
Ford Motor                                            1,518,855(b,e)        2,840,260
General Motors                                          561,121(e)          1,688,974
Harley-Davidson                                         144,208(e)          1,756,453
                                                                      ---------------
Total                                                                       6,285,687
-------------------------------------------------------------------------------------

BEVERAGES (3.2%)
Brown-Forman Cl B                                        42,720             1,939,915
Coca-Cola                                               568,927            24,304,561
PepsiCo                                                 690,410            34,679,295
                                                                      ---------------
Total                                                                      60,923,771
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.4%)
Amgen                                                   397,145(b)         21,783,403
Cephalon                                                 51,854(b,e)        4,002,092
Gilead Sciences                                         365,720(b)         18,567,604
                                                                      ---------------
Total                                                                      44,353,099
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                   274,495             2,146,551
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
E*TRADE Financial                                       256,004(b,e)          291,845
Goldman Sachs Group                                      74,459             6,011,075
Morgan Stanley                                          998,145            20,192,472
State Street                                            155,918(e)          3,628,212
T Rowe Price Group                                       28,175               777,067
                                                                      ---------------
Total                                                                      30,900,671
-------------------------------------------------------------------------------------

CHEMICALS (2.0%)
CF Inds Holdings                                         31,771             1,493,237
Dow Chemical                                          1,666,654            19,316,519
Ecolab                                                   34,297             1,164,726
EI du Pont de Nemours & Co                              125,659             2,885,131
PPG Inds                                                 66,308(e)          2,491,855
Praxair                                                 157,495(e)          9,805,639
                                                                      ---------------
Total                                                                      37,157,107
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.6%)
Banco Santander ADR                                      83,264(c)            652,792
BB&T                                                    289,577(e)          5,730,729
Comerica                                                118,453             1,973,427
Fifth Third Bancorp                                     601,610             1,437,848
First Horizon Natl                                      181,074(e)          1,723,826
Huntington Bancshares                                   363,386(e)          1,046,552
KeyCorp                                                 328,985             2,395,011
Marshall & Ilsley                                       169,248(e)            966,406
PNC Financial Services Group                            351,414            11,427,982
SunTrust Banks                                          164,950             2,022,287
Synovus Financial                                       135,983(e)            538,493
Wells Fargo & Co                                         56,909             1,075,580
                                                                      ---------------
Total                                                                      30,990,933
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.9%)
Avery Dennison                                           38,795(e)            940,003
Republic Services                                       243,219             6,289,643
RR Donnelley & Sons                                      79,664               777,521
Waste Management                                        264,866             8,261,170
                                                                      ---------------
Total                                                                      16,268,337
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMMUNICATIONS EQUIPMENT (1.0%)
Corning                                                 734,439(e)         $7,425,178
Motorola                                                248,544             1,101,050
QUALCOMM                                                297,886(e)         10,291,962
                                                                      ---------------
Total                                                                      18,818,190
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.9%)
Apple                                                   155,131(b)         13,981,957
Dell                                                    817,705(b,e)        7,768,198
IBM                                                     494,262            45,299,111
Lexmark Intl Cl A                                       180,264(b)          4,268,652
QLogic                                                  139,178(b,e)        1,575,495
                                                                      ---------------
Total                                                                      72,893,413
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
American Express                                         68,310             1,142,826
SLM                                                     210,091(b,e)        2,405,542
                                                                      ---------------
Total                                                                       3,548,368
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                           104,179             3,335,812
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.4%)
H&R Block                                               391,532             8,116,458
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.7%)
Bank of America                                       3,198,568            21,046,577
CIT Group                                               293,875               819,911
Citigroup                                             5,968,599(e)         21,188,526
JPMorgan Chase & Co                                   1,027,716            26,217,036
                                                                      ---------------
Total                                                                      69,272,050
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Embarq                                                   97,099             3,468,376
Frontier Communications                                 173,926             1,410,540
                                                                      ---------------
Total                                                                       4,878,916
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.6%)
FirstEnergy                                             121,190             6,058,289
Southern                                                146,152             4,888,784
                                                                      ---------------
Total                                                                      10,947,073
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric                                        155,014             5,068,958
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.2%)
FLIR Systems                                            132,734(b)          3,314,368
Tyco Electronics                                         80,159(c)          1,135,051
                                                                      ---------------
Total                                                                       4,449,419
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.7%)
BJ Services                                             200,667             2,207,337
ENSCO Intl                                               84,641             2,315,778
Halliburton                                             535,561             9,238,428
Nabors Inds                                             236,334(b,c,e)      2,587,857
Natl Oilwell Varco                                      197,191(b)          5,213,730
Noble                                                   146,159(e)          3,968,217
Smith Intl                                               50,852             1,154,340
Weatherford Intl                                        430,448(b)          4,747,841
                                                                      ---------------
Total                                                                      31,433,528
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (5.7%)
Costco Wholesale                                         88,113             3,967,728
Safeway                                                 216,984             4,649,967
SUPERVALU                                                79,252             1,390,080
SYSCO                                                   103,485             2,306,681
Walgreen                                                155,755(e)          4,269,245
Wal-Mart Stores                                       1,914,179            90,196,115
                                                                      ---------------
Total                                                                     106,779,816
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.3%)
Archer-Daniels-Midland                                  133,678             3,660,104
Campbell Soup                                            74,438(e)          2,260,682
Dean Foods                                               27,032(b,e)          522,799
General Mills                                           388,802(e)         22,997,637
HJ Heinz                                                 77,259             2,819,954
JM Smucker                                               66,166             2,987,395
Kellogg                                                  91,146             3,982,169
Sara Lee                                                351,117             3,521,704
Tyson Foods Cl A                                        112,926(e)            999,395
                                                                      ---------------
Total                                                                      43,751,839
-------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Questar                                                  71,190(e)          2,419,036
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Becton Dickinson & Co                                    52,477            $3,813,504
Covidien                                                182,195(c)          6,985,356
Varian Medical Systems                                   52,680(b,e)        1,956,008
                                                                      ---------------
Total                                                                      12,754,868
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.7%)
Cardinal Health                                          71,711             2,699,919
CIGNA                                                   399,133             6,928,948
Quest Diagnostics                                        59,390             2,930,897
Tenet Healthcare                                        456,110(b,e)          488,038
                                                                      ---------------
Total                                                                      13,047,802
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Intl Game Technology                                    117,047(e)          1,240,698
McDonald's                                              423,142            24,550,699
Wyndham Worldwide                                        46,479               284,916
                                                                      ---------------
Total                                                                      26,076,313
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Black & Decker                                           29,679(e)            858,020
Centex                                                  121,143             1,030,927
DR Horton                                               313,448             1,868,150
KB Home                                                  36,839(e)            393,072
Leggett & Platt                                         116,545             1,455,647
Lennar Cl A                                              85,838               660,094
Pulte Homes                                             111,499             1,131,715
Snap-On                                                  47,778             1,441,940
Stanley Works                                            13,005               406,536
                                                                      ---------------
Total                                                                       9,246,101
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.6%)
Colgate-Palmolive                                       212,124            13,796,545
Kimberly-Clark                                           79,020             4,067,159
Procter & Gamble                                        563,360            30,703,120
                                                                      ---------------
Total                                                                      48,566,824
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Constellation Energy Group                               94,112             2,475,145
Dynegy Cl A                                             200,023(b)            422,049
                                                                      ---------------
Total                                                                       2,897,194
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.4%)
3M                                                      233,882            12,580,512
Textron                                                 114,451             1,033,493
Tyco Intl                                               577,631(c)         12,141,804
                                                                      ---------------
Total                                                                      25,755,809
-------------------------------------------------------------------------------------

INSURANCE (6.3%)
ACE                                                     224,162(c)          9,786,913
AFLAC                                                   239,320             5,554,617
Allstate                                                913,087            19,786,594
Ambac Financial Group                                   288,197(e)            328,545
American Intl Group                                   1,536,860             1,967,181
Aon                                                     101,123             3,746,607
Assurant                                                 63,505             1,676,532
Chubb                                                   186,118             7,924,904
Cincinnati Financial                                     28,900               633,777
Genworth Financial Cl A                                 656,721             1,523,593
Hartford Financial Services Group                       200,394(e)          2,637,185
Lincoln Natl                                            120,907             1,829,323
Marsh & McLennan Companies                              383,572             7,414,447
MBIA                                                    209,475(b,e)          808,574
MetLife                                                 374,982            10,773,233
Progressive                                           1,189,984(b)         14,458,306
Prudential Financial                                    200,346             5,158,910
Torchmark                                                66,836(e)          2,005,080
Travelers Companies                                     454,944            17,579,036
Unum Group                                              120,100             1,700,616
XL Capital Cl A                                         210,930(c)            611,697
                                                                      ---------------
Total                                                                     117,905,670
-------------------------------------------------------------------------------------

IT SERVICES (1.0%)
Affiliated Computer Services Cl A                        57,245(b)          2,625,256
Automatic Data Processing                               183,752(e)          6,675,709


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
IT SERVICES (CONT.)
MasterCard Cl A                                          28,772(e)         $3,906,662
Paychex                                                  98,702(e)          2,397,472
Total System Services                                    17,806               225,424
Western Union                                           151,118             2,064,272
                                                                      ---------------
Total                                                                      17,894,795
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick                                               100,213(e)            278,592
Eastman Kodak                                           232,404(e)          1,052,790
Hasbro                                                   92,091(e)          2,222,156
Mattel                                                  221,386             3,141,467
                                                                      ---------------
Total                                                                       6,695,005
-------------------------------------------------------------------------------------

MACHINERY (1.3%)
Cummins                                                  95,151             2,281,721
Deere & Co                                              154,045             5,351,523
Dover                                                    34,526               976,395
Eaton                                                    77,917             3,429,906
Flowserve                                                23,515             1,253,585
Illinois Tool Works                                      99,790             3,259,141
Ingersoll-Rand Cl A                                     250,754(c)          4,064,722
Manitowoc                                                41,277(e)            227,024
Pall                                                     21,838               569,317
Parker Hannifin                                          58,170             2,222,676
                                                                      ---------------
Total                                                                      23,636,010
-------------------------------------------------------------------------------------

MEDIA (2.4%)
CBS Cl B                                                599,908             3,431,474
Comcast Cl A                                          2,148,695            31,478,381
DIRECTV Group                                           204,716(b)          4,483,280
Gannett                                                 498,635(e)          2,877,124
Meredith                                                 14,134(e)            225,720
New York Times Cl A                                     109,515(e)            544,290
News Corp Cl A                                          259,074             1,655,483
                                                                      ---------------
Total                                                                      44,695,752
-------------------------------------------------------------------------------------

METALS & MINING (1.1%)
AK Steel Holding                                        105,674(e)            852,789
Alcoa                                                   474,946             3,699,829
Freeport-McMoRan Copper & Gold                           63,591(e)          1,598,678
Nucor                                                   278,500(e)         11,360,015
United States Steel                                     107,701             3,234,261
                                                                      ---------------
Total                                                                      20,745,572
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Big Lots                                                 49,161(b,e)          661,215
Family Dollar Stores                                    137,895             3,829,345
JC Penney                                                50,077(e)            838,790
Kohl's                                                   65,693(b,e)        2,411,590
Macy's                                                   66,493               595,112
                                                                      ---------------
Total                                                                       8,336,052
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (15.1%)
Anadarko Petroleum                                      227,182             8,346,667
Apache                                                   49,069             3,680,175
Cabot Oil & Gas                                          61,226             1,683,103
Chesapeake Energy                                       304,346             4,811,710
Chevron                                               1,644,212           115,949,829
ConocoPhillips                                          561,368            26,681,821
CONSOL Energy                                            72,035             1,963,674
Devon Energy                                             48,553             2,990,865
EOG Resources                                           104,193             7,061,160
Exxon Mobil                                             586,725(d)         44,872,728
Hess                                                    134,042(e)          7,454,076
Marathon Oil                                            363,777             9,905,648
Massey Energy                                           104,037             1,579,282
Murphy Oil                                               90,076             3,979,558
Occidental Petroleum                                    405,601            22,125,535
Peabody Energy                                          124,318             3,107,950
Pioneer Natural Resources                               100,107             1,465,566
Southwestern Energy                                     203,387(b,e)        6,437,199
Spectra Energy                                          242,810             3,523,173
Sunoco                                                   54,967(e)          2,546,071
Tesoro                                                   98,048(e)          1,689,367
Valero Energy                                           170,934(e)          4,122,928
                                                                      ---------------
Total                                                                     285,978,085
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Estee Lauder Companies Cl A                              92,113(e)          2,417,966
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PHARMACEUTICALS (13.7%)
Bristol-Myers Squibb                                    373,524            $7,997,149
Eli Lilly & Co                                          295,088(e)         10,865,140
Forest Laboratories                                     200,439(b)          5,018,993
Johnson & Johnson                                     1,640,525            94,641,886
King Pharmaceuticals                                    400,546(b)          3,500,772
Merck & Co                                              772,283            22,048,680
Mylan                                                    53,769(b,e)          609,203
Pfizer                                                6,118,008            89,200,557
Schering-Plough                                         908,187            15,947,764
Wyeth                                                   235,581            10,122,916
                                                                      ---------------
Total                                                                     259,953,060
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Public Storage                                           58,068(e)          3,592,667
-------------------------------------------------------------------------------------

ROAD & RAIL (3.6%)
Burlington Northern Santa Fe                            219,040            14,511,400
CSX                                                     390,872            11,319,653
Norfolk Southern                                        430,857            16,527,675
Ryder System                                             54,245(e)          1,832,396
Union Pacific                                           547,180            23,961,012
                                                                      ---------------
Total                                                                      68,152,136
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Altera                                                  284,124             4,369,827
Intel                                                 2,783,428            35,906,221
Linear Technology                                       166,697(e)          3,904,044
LSI                                                     237,133(b,e)          754,083
MEMC Electronic Materials                               144,127(b)          1,960,127
Microchip Technology                                    138,807             2,633,169
NVIDIA                                                   95,822(b,e)          761,785
Xilinx                                                  255,847             4,311,022
                                                                      ---------------
Total                                                                      54,600,278
-------------------------------------------------------------------------------------

SOFTWARE (2.5%)
Microsoft                                             1,151,519            19,690,975
Oracle                                                1,507,562(b,e)       25,372,268
Salesforce.com                                           11,626(b,e)          309,368
Symantec                                                154,679(b)          2,371,229
                                                                      ---------------
Total                                                                      47,743,840
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (4.7%)
Abercrombie & Fitch Cl A                                133,207(e)          2,377,745
AutoNation                                              173,695(b,e)        1,611,890
AutoZone                                                 28,942(b,e)        3,846,102
Bed Bath & Beyond                                       144,495(b,e)        3,356,619
Best Buy                                                144,404             4,046,200
Gap                                                     286,082             3,227,005
Home Depot                                            2,249,714(d)         48,436,343
Limited Brands                                          114,145(e)            904,028
Lowe's Companies                                        752,480            13,747,810
Office Depot                                            149,209(b)            322,291
RadioShack                                              168,700(e)          1,933,302
Sherwin-Williams                                         53,160(e)          2,538,390
Staples                                                  28,256               450,401
TJX Companies                                            76,140             1,478,639
                                                                      ---------------
Total                                                                      88,276,765
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Coach                                                   206,729(b)          3,018,243
Jones Apparel Group                                     116,009               401,391
Liz Claiborne                                           229,550(e)            505,010
Nike Cl B                                                51,608             2,335,262
VF                                                       55,629             3,116,337
                                                                      ---------------
Total                                                                       9,376,243
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Fannie Mae                                            1,336,093               809,139
Freddie Mac                                             794,150               472,519
MGIC Investment                                         154,094(e)            425,299
                                                                      ---------------
Total                                                                       1,706,957
-------------------------------------------------------------------------------------

TOBACCO (0.4%)
Philip Morris Intl                                      191,327             7,107,798
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.2%)
Fastenal                                                 47,200(e)          1,613,296
WW Grainger                                              29,299(e)          2,137,362
                                                                      ---------------
Total                                                                       3,750,658
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Sprint Nextel                                         1,511,110(b)          3,671,997
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $3,080,078,855)                                                 $1,846,763,087
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MONEY MARKET FUND (2.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.47%              38,574,554(f)        $38,574,554
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $38,574,554)                                                       $38,574,554
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON LOAN (7.9%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime
 Money Market Fund                                  149,027,673          $149,027,673
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $149,027,673)                                                     $149,027,673
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,267,681,082)(g)                                              $2,034,365,314
=====================================================================================



INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT JAN. 31, 2009



                            NUMBER OF                                  UNREALIZED
                            CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION      LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-----------------------------------------------------------------------------------
S&P 500 Index                  184        $37,835,000   March 2009     $(2,208,635)
-----------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2009, the value of foreign securities represented 2.0% of net assets.
(d) At Jan. 31, 2009, investments in securities included securities valued at $19,236,164 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.
(e) At Jan. 31, 2009, security was partially or fully on loan. See Note 5 to the financial statements.
(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Jan. 31, 2009.
(g) At Jan. 31, 2009, the cost of securities for federal income tax purposes was approximately $3,267,681,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                           $19,778,000
     Unrealized depreciation                        (1,253,094,000)
     -------------------------------------------------------------
     Net unrealized depreciation                   $(1,233,316,000)
     -------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Jan. 31, 2009:

                                         FAIR VALUE AT JAN. 31, 2009
                        ------------------------------------------------------------
                             LEVEL 1        LEVEL 2
                          QUOTED PRICES      OTHER        LEVEL 3
                            IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                           MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION             IDENTICAL ASSETS     INPUTS       INPUTS          TOTAL
------------------------------------------------------------------------------------
Investments in
  securities              $2,034,365,314       $--          $--       $2,034,365,314
Other financial
  instruments*                (2,208,635)       --           --           (2,208,635)
------------------------------------------------------------------------------------
Total                     $2,032,156,679       $--          $--       $2,032,156,679
------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.



--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JAN. 31, 2009 (UNAUDITED)


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $3,080,078,855)                  $ 1,846,763,087
  Affiliated money market fund (identified cost $38,574,554)                   38,574,554
  Investments of cash collateral received for securities on loan
    (identified cost $149,027,673)                                            149,027,673
-----------------------------------------------------------------------------------------
Total investments in securities (identified cost $3,267,681,082)            2,034,365,314
Capital shares receivable                                                      66,185,449
Dividends and accrued interest receivable                                       2,055,385
Receivable for investment securities sold                                      93,236,508
-----------------------------------------------------------------------------------------
Total assets                                                                2,195,842,656
-----------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                          3,547,314
Payable for investment securities purchased                                   158,103,932
Payable upon return of securities loaned                                      149,027,673
Variation margin payable on futures contracts                                   2,517,200
Accrued investment management services fees                                        31,159
Accrued distribution fees                                                          11,214
Accrued transfer agency fees                                                        8,253
Accrued administrative services fees                                                2,855
Accrued plan administration services fees                                             546
Other accrued expenses                                                            267,753
-----------------------------------------------------------------------------------------
Total liabilities                                                             313,517,899
-----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 1,882,324,757
-----------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $     5,262,532
Additional paid-in capital                                                  3,403,669,559
Undistributed net investment income                                            21,936,708
Accumulated net realized gain (loss)                                         (313,048,070)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies       (1,235,495,972)
-----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 1,882,324,757
-----------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $   140,468,510
-----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- JAN. 31, 2009 (UNAUDITED)


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $620,051,403          173,305,774                       $3.58(1)
Class B                     $ 19,832,792            5,570,594                       $3.56
Class C                     $  1,814,010              512,826                       $3.54
Class I                     $276,904,563           77,058,471                       $3.59
Class R2                    $      2,365                  661                       $3.58
Class R3                    $      2,365                  661                       $3.58
Class R4                    $ 77,831,387           21,684,784                       $3.59
Class R5                    $      2,364                  661                       $3.58
Class W                     $885,883,508          248,118,779                       $3.57
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $3.80. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
SIX MONTHS ENDED JAN. 31, 2009 (UNAUDITED)


INVESTMENT INCOME
Income:
Dividends                                                     $    32,351,835
Income distributions from affiliated money market fund                257,424
Fee income from securities lending                                    353,713
-----------------------------------------------------------------------------
Total income                                                       32,962,972
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                 5,895,042
Distribution fees
  Class A                                                           1,034,280
  Class B                                                             135,737
  Class C                                                              11,125
  Class R2                                                                  8
  Class R3                                                                  4
  Class W                                                           1,278,447
Transfer agency fees
  Class A                                                             573,318
  Class B                                                              21,290
  Class C                                                               1,643
  Class R2                                                                  1
  Class R3                                                                  1
  Class R4                                                             25,031
  Class R5                                                                  1
  Class W                                                           1,022,756
Administrative services fees                                          614,408
Plan administration services fees
  Class R2                                                                  4
  Class R3                                                                  4
  Class R4                                                            125,156
Compensation of board members                                          37,256
Custodian fees                                                         89,895
Printing and postage                                                   80,050
Registration fees                                                      64,275
Professional fees                                                      32,297
Other                                                                  30,170
-----------------------------------------------------------------------------
Total expenses                                                     11,072,199
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                    (43,631)
  Earnings and bank fee credits on cash balances                       (7,886)
-----------------------------------------------------------------------------
Total net expenses                                                 11,020,682
-----------------------------------------------------------------------------
Investment income (loss) -- net                                    21,942,290

-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  21

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
SIX MONTHS ENDED JAN. 31, 2009 (UNAUDITED)


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $  (289,383,497)
  Futures contracts                                               (18,917,134)
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                          (308,300,631)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                     (745,252,457)
-----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          (1,053,553,088)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $(1,031,610,798)
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                 JAN. 31, 2009   JULY 31, 2008
                                                                   (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $    21,942,290  $   44,172,325
Net realized gain (loss) on investments                           (308,300,631)    103,837,007
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                           (745,252,457)   (641,572,651)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    (1,031,610,798)   (493,563,319)
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                         (9,214,668)    (11,230,396)
    Class C                                                             (7,117)         (4,379)
    Class I                                                         (5,438,440)     (5,698,153)
    Class R2                                                               (33)            (28)
    Class R3                                                               (41)            (40)
    Class R4                                                        (1,326,570)     (1,390,578)
    Class R5                                                               (49)            (54)
    Class W                                                        (10,297,303)    (14,867,518)
  Net realized gain
    Class A                                                        (24,419,810)    (68,772,061)
    Class B                                                           (803,415)     (3,058,960)
    Class C                                                            (70,547)       (169,022)
    Class I                                                        (10,144,769)    (24,176,366)
    Class R2                                                               (97)           (244)
    Class R3                                                               (96)           (244)
    Class R4                                                        (2,985,348)     (7,584,972)
    Class R5                                                               (96)           (244)
    Class W                                                        (30,699,663)    (74,056,615)
----------------------------------------------------------------------------------------------
Total distributions                                                (95,408,062)   (211,009,874)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                 JAN. 31, 2009   JULY 31, 2008
                                                                   (UNAUDITED)
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                               $    21,635,577  $   49,740,163
  Class B shares                                                     1,577,268       5,505,096
  Class C shares                                                       405,262         976,461
  Class I shares                                                    62,015,970     120,762,575
  Class R4 shares                                                    5,399,913      25,111,692
  Class W shares                                                   288,169,838   1,465,443,768
Reinvestment of distributions at net asset value
  Class A shares                                                    31,099,175      74,058,485
  Class B shares                                                       793,672       3,022,150
  Class C shares                                                        73,505         167,943
  Class I shares                                                    15,582,928      29,873,023
  Class R4 shares                                                    4,311,918       8,975,550
  Class W shares                                                    40,996,838      88,923,836
Payments for redemptions
  Class A shares                                                   (97,184,696)   (215,746,354)
  Class B shares                                                    (4,836,168)    (24,117,349)
  Class C shares                                                      (363,398)     (1,059,851)
  Class I shares                                                   (30,431,811)   (108,422,258)
  Class R4 shares                                                   (9,097,585)    (37,030,416)
  Class W shares                                                  (299,180,516)   (622,614,805)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                      30,967,690     863,569,709
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (1,096,051,170)    158,996,516
Net assets at beginning of period                                2,978,375,927   2,819,379,411
----------------------------------------------------------------------------------------------
Net assets at end of period                                    $ 1,882,324,757  $2,978,375,927
----------------------------------------------------------------------------------------------
Undistributed net investment income                            $    21,936,708  $   26,278,639
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,        2009(j)          2008         2007         2006         2005
Net asset value, beginning of
 period                                $5.88        $7.22        $6.74        $6.70        $5.95
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)             .04(b)       .09(b)       .08(b)       .06          .04
Net gains (losses) (both
 realized and unrealized)              (2.14)       (1.00)         .97          .35          .90
------------------------------------------------------------------------------------------------
Total from investment
 operations                            (2.10)        (.91)        1.05          .41          .94
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (.05)        (.06)        (.06)        (.06)        (.03)
Distributions from realized
 gains                                  (.15)        (.37)        (.51)        (.31)        (.16)
------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.43)        (.57)        (.37)        (.19)
------------------------------------------------------------------------------------------------
Net asset value, end of period         $3.58        $5.88        $7.22        $6.74        $6.70
------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                              $620       $1,067       $1,410       $1,368          $28
------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)            .98%(e)      .96%        1.05%        1.05%        1.35%
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reim-
 bursement(d),(f),(g)                   .98%(e)      .96%        1.03%        1.02%        1.25%
------------------------------------------------------------------------------------------------
Net investment income (loss)           1.88%(e)     1.35%        1.13%         .95%         .84%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                  35%          58%          62%         137%          64%
------------------------------------------------------------------------------------------------
Total return(h)                      (36.05%)(i)  (13.40%)      15.92%        6.25%       15.95%
------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.
(j) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,        2009(j)          2008         2007         2006         2005
Net asset value, beginning of
 period                                $5.80        $7.12        $6.65        $6.62        $5.90
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)             .03(b)       .04(b)       .03(b)       .01          .02
Net gains (losses) (both
 realized and unrealized)              (2.12)        (.99)         .96          .34          .86
------------------------------------------------------------------------------------------------
Total from investment
 operations                            (2.09)        (.95)         .99          .35          .88
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   --           --         (.01)        (.01)          --
Distributions from realized
 gains                                  (.15)        (.37)        (.51)        (.31)        (.16)
------------------------------------------------------------------------------------------------
Total distributions                     (.15)        (.37)        (.52)        (.32)        (.16)
------------------------------------------------------------------------------------------------
Net asset value, end of period         $3.56        $5.80        $7.12        $6.65        $6.62
------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                               $20          $35          $62          $73           $9
------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)           1.74%(e)     1.72%        1.82%        1.85%        2.13%
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reim-
 bursement(d),(f),(g)                  1.74%(e)     1.72%        1.79%        1.82%        2.04%
------------------------------------------------------------------------------------------------
Net investment income (loss)           1.12%(e)      .59%         .37%         .20%         .06%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                  35%          58%          62%         137%          64%
------------------------------------------------------------------------------------------------
Total return(h)                      (36.36%)(i)  (14.07%)      15.18%        5.42%       15.03%
------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.
(j) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,        2009(j)          2008         2007         2006         2005
Net asset value, beginning of
 period                                $5.78        $7.11        $6.65        $6.62        $5.90
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)             .03(b)       .04(b)       .03(b)       .01          .01
Net gains (losses) (both
 realized and unrealized)              (2.11)        (.99)         .96          .35          .87
------------------------------------------------------------------------------------------------
Total from investment
 operations                            (2.08)        (.95)         .99          .36          .88
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (.01)        (.01)        (.02)        (.02)          --
Distributions from realized
 gains                                  (.15)        (.37)        (.51)        (.31)        (.16)
------------------------------------------------------------------------------------------------
Total distributions                     (.16)        (.38)        (.53)        (.33)        (.16)
------------------------------------------------------------------------------------------------
Net asset value, end of period         $3.54        $5.78        $7.11        $6.65        $6.62
------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                                $2           $3           $3           $3          $--
------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)           1.74%(e)     1.72%        1.81%        1.84%        2.13%
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reim-
 bursement(d),(f),(g)                  1.74%(e)     1.72%        1.79%        1.81%        2.06%
------------------------------------------------------------------------------------------------
Net investment income (loss)           1.10%(e)      .59%         .36%         .20%         .02%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                  35%          58%          62%         137%          64%
------------------------------------------------------------------------------------------------
Total return(h)                      (36.26%)(i)  (14.11%)      15.14%        5.51%       15.03%
------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.
(j) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,        2009(i)          2008         2007         2006         2005
Net asset value, beginning of
 period                                $5.93        $7.27        $6.78        $6.73        $5.96
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)             .05(b)       .11(b)       .11(b)       .08          .04
Net gains (losses) (both
 realized and unrealized)              (2.17)        (.99)         .97          .36          .92
------------------------------------------------------------------------------------------------
Total from investment
 operations                            (2.12)        (.88)        1.08          .44          .96
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (.07)        (.09)        (.08)        (.08)        (.03)
Distributions from realized
 gains                                  (.15)        (.37)        (.51)        (.31)        (.16)
------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.46)        (.59)        (.39)        (.19)
------------------------------------------------------------------------------------------------
Net asset value, end of period         $3.59        $5.93        $7.27        $6.78        $6.73
------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                              $277         $391         $441         $252          $82
------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)            .59%(e)      .61%         .70%         .72%         .91%
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reim-
 bursement(d),(f),(g)                   .59%(e)      .61%         .67%         .70%         .91%
------------------------------------------------------------------------------------------------
Net investment income (loss)           2.26%(e)     1.69%        1.47%        1.41%        1.19%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                  35%          58%          62%         137%          64%
------------------------------------------------------------------------------------------------
Total return                         (36.07%)(h)  (12.98%)      16.29%        6.73%       16.29%
------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(h) Not annualized.
(i) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,       2009(j)          2008     2007(b)
Net asset value, beginning of
 period                               $5.88        $7.21        $7.57
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(c)                              .04          .08          .03
Net gains (losses) (both
 realized and unrealized)             (2.15)       (1.00)         .20
-----------------------------------------------------------------------------------------------
Total from investment
 operations                           (2.11)        (.92)         .23
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                (.04)        (.04)        (.08)
Distributions from realized
 gains                                 (.15)        (.37)        (.51)
-----------------------------------------------------------------------------------------------
Total distributions                    (.19)        (.41)        (.59)
-----------------------------------------------------------------------------------------------
Net asset value, end of period        $3.58        $5.88        $7.21
-----------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                              $--          $--          $--
-----------------------------------------------------------------------------------------------
Gross expenses prior to
 expense
 waiver/reimbursement(d),(e)          1.37%(f)     1.41%        1.49%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reim-
 bursement(e),(g),(h)                 1.11%(f)     1.16%        1.48%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)          1.78%(f)     1.15%         .55%(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                 35%          58%          62%
-----------------------------------------------------------------------------------------------
Total return                        (36.15%)(i)  (13.51%)       3.31%(i)
-----------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(i) Not annualized.
(j) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,       2009(j)          2008     2007(b)
Net asset value, beginning of
 period                               $5.89        $7.22        $7.57
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(c)                              .05          .09          .04
Net gains (losses) (both
 realized and unrealized)             (2.15)        (.99)         .20
-----------------------------------------------------------------------------------------------
Total from investment
 operations                           (2.10)        (.90)         .24
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                (.06)        (.06)        (.08)
Distributions from realized
 gains                                 (.15)        (.37)        (.51)
-----------------------------------------------------------------------------------------------
Total distributions                    (.21)        (.43)        (.59)
-----------------------------------------------------------------------------------------------
Net asset value, end of period        $3.58        $5.89        $7.22
-----------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                              $--          $--          $--
-----------------------------------------------------------------------------------------------
Gross expenses prior to
 expense
 waiver/reimbursement(d),(e)          1.14%(f)     1.15%        1.24%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reim-
 bursement(e),(g),(h)                  .87%(f)      .90%        1.22%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)          1.99%(f)     1.41%         .81%(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                 35%          58%          62%
-----------------------------------------------------------------------------------------------
Total return                        (36.03%)(i)  (13.26%)       3.46%(i)
-----------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(i) Not annualized.
(j) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,        2009(i)          2008         2007         2006         2005
Net asset value, beginning of
 period                                $5.91        $7.25        $6.76        $6.71        $5.95
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)             .05(b)       .10(b)       .09(b)       .07          .05
Net gains (losses) (both
 realized and unrealized)              (2.16)       (1.00)         .98          .36          .91
------------------------------------------------------------------------------------------------
Total from investment
 operations                            (2.11)        (.90)        1.07          .43          .96
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (.06)        (.07)        (.07)        (.07)        (.04)
Distributions from realized
 gains                                  (.15)        (.37)        (.51)        (.31)        (.16)
------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.44)        (.58)        (.38)        (.20)
------------------------------------------------------------------------------------------------
Net asset value, end of period         $3.59        $5.91        $7.25        $6.76        $6.71
------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                               $78         $126         $158         $224          $--
------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)            .89%(e)      .91%         .95%         .87%        1.18%
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reim-
 bursement(d),(f),(g)                   .81%(e)      .84%         .87%         .84%        1.06%
------------------------------------------------------------------------------------------------
Net investment income (loss)           2.05%(e)     1.47%        1.29%        1.10%        1.03%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                  35%          58%          62%         137%          64%
------------------------------------------------------------------------------------------------
Total return                         (36.05%)(h)  (13.26%)      16.15%        6.48%       16.25%
------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(h) Not annualized.
(i) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,       2009(j)          2008     2007(b)
Net asset value, beginning of
 period                               $5.90        $7.24        $7.57
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(c)                              .05          .11          .06
Net gains (losses) (both
 realized and unrealized)             (2.15)       (1.00)         .20
-----------------------------------------------------------------------------------------------
Total from investment
 operations                           (2.10)        (.89)         .26
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                (.07)        (.08)        (.08)
Distributions from realized
 gains                                 (.15)        (.37)        (.51)
-----------------------------------------------------------------------------------------------
Total distributions                    (.22)        (.45)        (.59)
-----------------------------------------------------------------------------------------------
Net asset value, end of period        $3.58        $5.90        $7.24
-----------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                              $--          $--          $--
-----------------------------------------------------------------------------------------------
Gross expenses prior to
 expense
 waiver/reimbursement(d),(e)           .61%(f)      .66%         .75%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reim-
 bursement(e),(g),(h)                  .61%(f)      .66%         .74%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)          2.25%(f)     1.66%        1.28%(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                 35%          58%          62%
-----------------------------------------------------------------------------------------------
Total return                        (35.97%)(i)  (13.09%)       3.76%(i)
-----------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(i) Not annualized.
(j) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,       2009(j)          2008     2007(b)
Net asset value, beginning of
 period                               $5.86        $7.22        $7.46
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(c)                              .04          .08          .03
Net gains (losses) (both
 realized and unrealized)             (2.14)       (1.00)         .32
-----------------------------------------------------------------------------------------------
Total from investment
 operations                           (2.10)        (.92)         .35
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                (.04)        (.07)        (.08)
Distributions from realized
 gains                                 (.15)        (.37)        (.51)
-----------------------------------------------------------------------------------------------
Total distributions                    (.19)        (.44)        (.59)
-----------------------------------------------------------------------------------------------
Net asset value, end of period        $3.57        $5.86        $7.22
-----------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                             $886       $1,355         $745
-----------------------------------------------------------------------------------------------
Gross expenses prior to
 expense
 waiver/reimbursement(d),(e)          1.04%(f)     1.06%        1.18%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reim-
 bursement(e),(g),(h)                 1.04%(f)     1.06%        1.13%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)          1.80%(f)     1.22%         .59%(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                 35%          58%          62%
-----------------------------------------------------------------------------------------------
Total return                        (36.10%)(i)  (13.52%)       5.01%(i)
-----------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(i) Not annualized.
(j) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------
(UNAUDITED AS TO JAN. 31, 2009)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Disciplined Equity Fund (the Fund) is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Jan. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets,

--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Aug. 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Jan. 31, 2009, and for the six months then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of

--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Jan. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-characterization of REIT distributions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45". The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Jan. 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of Jan. 31, 2009, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $823,118 for the six months ended Jan. 31, 2009. The management fee for the six months ended Jan. 31, 2009 was 0.51% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the six months ended Jan. 31, 2009 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended Jan. 31, 2009, other expenses paid to this company were $9,182.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.


--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $794,000 and $24,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGE
Sales charges received by the Distributor for distributing Fund shares were $127,507 for Class A, $9,742 for Class B and $168 for Class C for the six months ended Jan. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the six months ended Jan. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive adjustment, were as follows:

Class A.............................................  0.98%
Class B.............................................  1.74
Class R2............................................  1.11
Class R3............................................  0.87
Class R4............................................  0.81


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................    $659
Class B...........................................     844
Class R4..........................................  25,031




--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..........................................      $4
Class R3..........................................       4
Class R4..........................................  17,089


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.05%
Class B.............................................  1.81
Class C.............................................  1.81
Class I.............................................  0.72
Class R2............................................  1.52
Class R3............................................  1.27
Class R4............................................  0.88
Class R5............................................  0.77
Class W.............................................  1.17


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the six months ended Jan. 31, 2009, the Fund's transfer agency fees were reduced by $7,886 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. Prior to Dec. 15, 2008, the Fund paid custodian fees amounting to $80,093 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $810,453,672 and $889,997,817, respectively, for the six months ended Jan. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                     SIX MONTHS ENDED JAN. 31, 2009
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 4,912,041     7,833,545   (20,960,397)      (8,214,811)
Class B                   344,354       200,930    (1,077,413)        (532,129)
Class C                    88,401        18,704       (76,413)          30,692
Class I                13,540,925     3,905,496    (6,447,275)      10,999,146
Class R4                1,188,589     1,083,396    (1,954,501)         317,484
Class W                67,432,096    10,352,737   (60,791,010)      16,993,823
----------------------------------------------------------------------------------


                                        YEAR ENDED JULY 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 7,609,621    10,923,080   (32,329,627)     (13,796,926)
Class B                   826,089       449,725    (3,897,874)      (2,622,060)
Class C                   150,658        25,066      (161,175)          14,549
Class I                17,804,029     4,380,209   (16,813,974)       5,370,264
Class R4                3,752,567     1,317,996    (5,442,436)        (371,873)
Class W               213,069,694    13,134,983   (98,243,751)     127,960,926
----------------------------------------------------------------------------------


5. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement ("the Agreement") with JPMorgan Chase Bank, National Association ("JPMorgan"). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers on behalf of the Fund. Pursuant to the Agreement, all loaned securities are initially collateralized in an amount equivalent to 102% (for securities denominated in U.S. dollars) or 105% (for all other securities) of the value of the loaned securities, including accrued interest in the case of fixed income securities. Collateral is maintained over the life of the loan thereafter in an amount not less than 100% of the market value of loaned securities, as determined at the close of each business day, except to the extent that a collateral shortfall is due to a diminution in the market value of authorized investments in which cash collateral is invested. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Collateral is either in the form of cash or U.S. government securities. Cash collateral received is invested by the

--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed on the Portfolio of Investments and the value of cash collateral received at period end is disclosed on the Statement of Assets and Liabilities along with the related obligation to return the collateral upon return of the securities loaned. At Jan. 31, 2009, securities valued at $140,468,510 were on loan secured by cash collateral of $149,027,673 invested in short-term securities or cash equivalents.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $136,882 earned from securities lending from Dec. 1, 2008 through Jan. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, RiverSource Investments, LLC served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse RiverSource Investments, LLC for expenses incurred by it in connection with the lending program. Expenses paid to RiverSource Investments, LLC as securities lending agent were $8,054 through Nov. 30, 2008 and are included in other expenses on the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $216,831 earned from securities lending from Feb. 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource

--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------




Short-Term Cash Fund aggregated $312,879,084 and $303,464,571, respectively, for the six months ended Jan. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Jan. 31, 2009, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the six months ended Jan. 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds);

--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------




this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. and Brian
T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine

--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
               RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 SEMIANNUAL REPORT  49

THROUGH THE RIVERSOURCE INVESTMENTS FAMILY OF FUNDS, YOU CAN BUILD A DIVERSIFIED PORTFOLIO THAT IS DESIGNED TO HELP YOU REACH YOUR GOALS.


ADVANCED ALPHA(SM) STRATEGIES
RiverSource 120/20 Contrarian Equity Fund
RiverSource Absolute Return Currency and Income Fund
Threadneedle Global Extended Alpha Fund

ADVICE-BUILT(SM) SOLUTIONS

RIVERSOURCE INCOME BUILDER SERIES
RiverSource Income Builder Basic Income Fund
RiverSource Income Builder Enhanced Income Fund
RiverSource Income Builder Moderate Income Fund

RIVERSOURCE PORTFOLIO BUILDER SERIES
RiverSource Portfolio Builder Aggressive Fund
RiverSource Portfolio Builder Conservative Fund
RiverSource Portfolio Builder Moderate Fund
RiverSource Portfolio Builder Moderate Aggressive Fund
RiverSource Portfolio Builder Moderate Conservative Fund
RiverSource Portfolio Builder Total Equity Fund

RIVERSOURCE RETIREMENT PLUS(R) SERIES
RiverSource Retirement Plus 2010 Fund
RiverSource Retirement Plus 2015 Fund
RiverSource Retirement Plus 2020 Fund
RiverSource Retirement Plus 2025 Fund
RiverSource Retirement Plus 2030 Fund
RiverSource Retirement Plus 2035 Fund
RiverSource Retirement Plus 2040 Fund
RiverSource Retirement Plus 2045 Fund

RIVERSOURCE STRATEGIC ALLOCATION FUND

RIVERSOURCE BALANCED FUND

SINGLE-STRATEGY FUNDS

GROWTH FUNDS
RiverSource Partners Aggressive Growth Fund
RiverSource Disciplined Large Cap Growth Fund
RiverSource Global Technology Fund
RiverSource Growth Fund
RiverSource Mid Cap Growth Fund
RiverSource Partners Small Cap Growth Fund

BLEND FUNDS
RiverSource Disciplined Equity Fund
RiverSource Disciplined Small and Mid Cap Equity Fund
RiverSource Large Cap Equity Fund
RiverSource Precious Metals and Mining Fund
RiverSource Recovery and Infrastructure Fund
RiverSource S&P 500 Index Fund*
RiverSource Small Cap Advantage Fund
RiverSource Partners Small Cap Equity Fund
RiverSource Small Company Index Fund

VALUE FUNDS
RiverSource Disciplined Large Cap Value Fund
RiverSource Disciplined Small Cap Value Fund
RiverSource Diversified Equity Income Fund
RiverSource Dividend Opportunity Fund
RiverSource Equity Value Fund
RiverSource Partners Fundamental Value Fund
RiverSource Large Cap Value Fund
RiverSource Mid Cap Value Fund
RiverSource Real Estate Fund
RiverSource Partners Select Value Fund
RiverSource Partners Small Cap Value Fund

GLOBAL/INTERNATIONAL FUNDS
RiverSource Disciplined International Equity Fund
Threadneedle Emerging Markets Fund
Threadneedle European Equity Fund
Threadneedle Global Equity Fund
Threadneedle Global Equity Income Fund
RiverSource Partners International Select Growth Fund
Threadneedle International Opportunity Fund
RiverSource Partners International Select Value Fund
RiverSource Partners International Small Cap Fund


--------------------------------------------------------------------------------
THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

TAXABLE INCOME FUNDS
RiverSource Cash Management Fund**
RiverSource Diversified Bond Fund
RiverSource Emerging Markets Bond Fund
RiverSource Floating Rate Fund
RiverSource Global Bond Fund
RiverSource High Yield Bond Fund
RiverSource Income Opportunities Fund
RiverSource Inflation Protected Securities Fund
RiverSource Limited Duration Bond Fund
RiverSource Short Duration U.S. Government Fund
RiverSource Strategic Income Allocation Fund
RiverSource U.S. Government Mortgage Fund

TAX-EXEMPT FUNDS
RiverSource California Tax-Exempt Fund
RiverSource Intermediate Tax-Exempt Fund
RiverSource Minnesota Tax-Exempt Fund
RiverSource New York Tax-Exempt Fund
RiverSource Tax-Exempt Bond Fund
RiverSource Tax-Exempt High Income Fund
RiverSource Tax-Exempt Money Market Fund**



You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus of any of the funds listed above, which contains this and other important information about the funds, contact your financial institution or visit riversource.com/funds. Read the prospectus carefully before investing.

Investment products, including shares of mutual funds, involve risks including possible loss of principal and fluctuation in value. Investing in certain funds involves special risks, such as those related to investments in foreign securities, small- and mid-capitalization stocks, fixed income securities (especially high-yield securities), and funds which focus their investments in a particular sector, such as real estate, technology and precious metals. See each fund's prospectus for specific risks associated with the fund.

 * "Standard & Poors(R)," "S&P," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks have been licensed for use by Ameriprise Financial, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the fund.

** AN INVESTMENT IN MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE
   FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


--------------------------------------------------------------------------------
                                  THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

RIVERSOURCE DISCIPLINED EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2009 RiverSource Investments, LLC.                             S-6274 G (4/09)